U.S. SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 29, 2016

(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060

State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

216 Airport Drive, Rochester, New Hampshire, 03867

(518) 445-2200

(Address and telephone number of the registrant's principal executive offices)

None.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 – Other Events

On February 29, 2016, Albany International Corp. (“Albany”)  issued a news release announcing that it has entered into a definitive agreement with Harris Corporation (“Harris”) and Blue Falcon I Inc. (the “Company”), a wholly owned subsidiary of Harris, to acquire all of the issued and outstanding stock of the Company.

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit                                                 Description

No.

99.1                       News Release, dated February 29, 2016, issued by Albany International Corp.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ John B. Cozzolino

Name:	John B. Cozzolino
Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: February 29, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated February 29, 2016, issued by Albany International Corp.